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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                          Event Reported): May 23, 1998




                           SUN HYDRAULICS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



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
       Florida                                         0-21835                                      59-2754337
----------------------------                        ------------                                ------------------
(State or other jurisdiction                         (Commission                                   (IRS Employer
     of incorporation)                              File Number)                                Identification No.)
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    1500 West University Parkway
             Sarasota, Florida                           34232
---------------------------------------               ----------
(Address of principal executive offices               (Zip Code)




Registrant's telephone number, including area code:   941-362-1200







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ITEM 5.           OTHER EVENTS.

PRESS RELEASE

         On May 26, 1998, the Company issued the press release attached hereto as Exhibit 99.1 announcing a $0.04 per share dividend on its common stock payable on July 15, 1998, to shareholders of record on June 30, 1998, and the election of John S. Kahler and Ferdinand E. Megerlin as Directors of the Company.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

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

Exhibit
 Number                                  Exhibit Description
-------                                  -------------------
  99.1               Press Release of the Registrant dated May 26, 1998.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SUN HYDRAULICS CORPORATION



                                       By:  /s/ Richard J. Dobbyn
                                          --------------------------------
                                            Richard J. Dobbyn
                                            Chief Financial Officer (Principal
                                            Financial and Accounting Officer)

Dated:  May 28, 1998


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                                  EXHIBIT INDEX
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

Exhibit
Number                                  Exhibit Description
------                                  -------------------
 99.1              Press Release of the Registrant dated May 26, 1998.
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